SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 1997
                                                 -------------------------------
                           Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-12484                  06-1274088
        ---------------             ------------             -------------------
        (State or other             (Commission              (IRS Employer
        jurisdiction of             File Number)             Identification No.)
        incorporation)

                 388 Greenwich Street, New York, NY      10013
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           (Address of principal executive offices)    (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS:

      Exhibit No.          Description
      -----------          -----------

         1.01 Terms Agreement, dated May 14, 1997, among the Company and Smith Barney Inc., Chase Securities, Inc., Citicorp Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and HSBC Securities, Inc., as Underwriters, relating to the offer and sale of the Company's 7 3/8% Notes due May 15, 2007.

         4.01              Form of Note for the Company's 7 3/8% Notes due
                           May 15, 2007.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 15, 1997                            SMITH BARNEY HOLDINGS INC.


                                               By: /s/ Mark I. Kleinman
                                                   --------------------
                                                   Mark I. Kleinman
                                                   Executive Vice President
                                                   and Treasurer


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